Redeemable Non-Controlling Interests / Redeemable Preferred Shares	12 Months Ended
Dec. 31, 2014
Redeemable Non-Controlling Interests / Redeemable Preferred Shares
(7)	REDEEMABLE NON-CONTROLLING INTERESTS / REDEEMABLE PREFERRED SHARES

On December 30, 2010, LDK SCT, a wholly owned subsidiary of the Company, entered into a subscription investment agreement with China Development Bank Capital Corporation Ltd., two investment funds affiliated with China Construction Bank Corporation Ltd. and an investment fund affiliated with another major PRC bank (collectively “the Strategic Investors”) to allot and issue 240,000,000 series A redeemable convertible preferred shares ( “Preferred Obligations” or “Preferred Shares”) for an aggregate issuance price of US$ 240,000. The transaction was consummated with the preferred shares allotted and issued on June 3, 2011. The preferred shares on an as-if-converted basis represented approximately 18.46% of the aggregate issued and outstanding share capital of LDK SCT on the closing date, with the Company holding the remaining 81.54%.

Pursuant to the investment agreement, the Strategic Investors have the right to convert all or any portion of their preferred shareholdings into ordinary shares of LDK SCT at the initial conversion ratio of 1:1 at any time after the date of issuance of the preferred shares and prior to the closing of a qualified initial public offering of LDK SCT (“Qualified IPO”). The initial conversion ratio is subject to certain standard anti-dilution provisions. The strategic investors also have the right to require the Company and/or LDK SCT to redeem the preferred shares if (i) LDK SCT has not completed a Qualified IPO by June 3, 2013, or (ii) a material breach of the terms and conditions of the investment agreements by the Company, LDK SCT, their respective subsidiaries, and Mr. Xiaofeng Peng (“Mr. Peng”) ((i) and (ii) are referred to as the “Redemption Events”). In the event of any redemption under this right, the redemption price is equal to 100% of the subscription price of US$240,000, plus a 23% internal rate of return on such subscription price minus any dividends paid up to the date of redemption plus an annual dividend on a pro rata basis among all shareholders of LDK SCT up to an amount of its retained earnings so that the strategic investors will receive at least US$15,000 of such dividend, to the extent the declaration and distribution of such dividend are permitted by laws and contractual obligations applicable to LDK SCT. LDK SCT will not be liable for the declaration and distribution of such dividend if, by the end of reporting year, it has received an approval for listing of its shares on an internationally recognized stock exchange for a Qualified IPO and the Qualified IPO is consummated within three months from the date of the listing approval. In addition, a cash compensation is paid to the Strategic Investors if the consolidated net profit of LDK SCT and its subsidiaries fails to achieve the targeted net profits for each of 2010 and 2011. Management concluded that the net profit target of LDK SCT and its subsidiaries was met for 2010 and 2011. Accordingly, no cash compensation was recognized. The Company also pledged 15% of its equity interests in Jiangxi LDK Solar Hi-Tech Co., Ltd. (“JXLDK”) to China Development Bank Capital Corporation Ltd, which shall expire and automatically terminate immediately prior to the Qualified IPO. Such pledged equity interests had been released as of December 31, 2014 in connection with the restructure of the Preferred Shares.

The series A preferred shares issued by LDK SCT was initially recorded and accounted for as redeemable non-controlling interests outside of permanent equity in the Group’s consolidated balance sheets in accordance with ASC 480-10. In accordance with ASC 810-10-65, changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary shall be accounted for as equity transactions. The redeemable non-controlling interest was initially measured at the non-controlling interests’ share of the carrying amount of LDK SCT’s net assets as of June 3, 2011.

The difference between the measurement under ASC 810-10-65 of US$ 170,716 and the fair value of US$ 240,000 of the redeemable non-controlling interests was recorded in additional paid-in capital. Subsequently, the redeemable non-controlling interests is carried at the higher of (1) the initial carrying amount, increased or decreased for the non-controlling interests’ share of net income or loss or (2) the expected redemption value. The redemption value of redeemable non-controlling interests includes the principal subscription price of US$240,000, the 23% internal rate of return and the annual dividend of US$15 million. Adjustments to reflect the current period change in the excess, if any, of the redeemable non-controlling interests’ redemption value over their ASC 810-10 measurement amount is recorded against permanent equity in retained earnings.

As of December 31, 2013, the Strategic Investors had exercised their right to require the Company and LDK SCT to redeem the series A preferred shares due to the occurrence of the Redemption Events. Accordingly, the redeemable non-controlling interests were reclassified as redeemable preferred shares liability in the Group’s consolidated balance sheets as of December 31, 2013 with the related accretion expenses recorded in “Interest expense and amortization of debt issuance costs and debt discount” in the Group’s consolidated statements of operations. In addition, during the year ended December 31, 2013, the Strategic Investors agreed to waive their rights to the annual dividends of US$15,000 retrospectively. Accordingly, the redemption value of the series A preferred shares was adjusted as of December 31, 2013.

On February 21, 2014, the Company filed a winding-up petition with the Grant Court of the Cayman Islands on grounds of insolvency in connection with its plan to resolve its offshore liquidity issues, including reaching a compromise of the series A preferred shares.

In collaboration with the JPLs and negotiation with the creditors, the Company has prepared the Schemes, which were approved by the Company’s scheme creditors and became effective on December 10, 2014. Pursuant to the terms of the Schemes, the closing date for the restructuring of the series A preferred shares, as contemplated in the Schemes, occurred on December 17, 2014. Immediately prior to the closing of the restructuring, the carrying amount of the Preferred Obligation was US$490,766.

On December 17, 2014, the Company issued 21,651,808 of its ordinary shares to the holders of series A preferred shares to settle a partial portion of the outstanding Preferred Obligation and issued 5.535% Convertible Senior Notes due 2016 in aggregate principal amount of US$ 358,743 in exchange for the remaining portion of the Preferred Obligation (See Note 19).

The change in the carrying amount of redeemable non-controlling interests for the years ended December 31, 2012, 2013 and 2014 is as follows:

	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2014
Beginning balance	219,694	323,294	0
Loss attributable to the redeemable non-controlling interests	(41,963)	(6,918)	0
Foreign currency translation adjustment	328	1,373	0
Accretion to redemption value of redeemable non-controlling interests	153,984	33,077	0
Payment of dividend to redeemable non-controlling interests	(8,749)	0	0
Reclassification to liability (redeemable preferred shares)	0	(350,826)	0

Ending balance	323,294	0	0

The change in the carrying amount of the liability for redeemable preferred shares for the years ended December 31, 2012, 2013 and 2014 is as follows:

	Year ended	Year ended	Year ended
	December 31, 2012	December 31, 2013	December 31, 2014
Beginning balance	0	0	387,816
Reclassification from redeemable non-controlling interests	0	350,826	0
Interest expenses	0	36,990	102,950
Settlement through the troubled debt restructuring (Note 19)	0	0	(490,766)

Ending balance	0	387,816	0